Form 10-K, Exhibit 13
period 1998-12-31
TMS MORTGAGE INC; MONEY STORE D C INC; MONEY STORE KENTUCKY INC; MONEY STORE MINNESOTA INC; MONEY STORE HOME EQUITY CORP
filed 1999-03-31
CIK 906561, 880996, 881034, 881037, 881039

EXHIBIT 13

                             SERVICER'S CERTIFICATE

In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of March 31, 1998, The Money Store, Inc. reports the following information pertaining to Series 1998-A, for the calendar year 1998

      Per Section 6.10

(IX)  Amount of Interest Received:
      Pool I                                        43,207,047.76
      Pool II                                       37,235,331.58
      Pool III                                      15,177,257.17


(XIII) Class "AF-1" Remittance Amount
      (A) Current Interest Requirement               4,992,553.15
      (B) Principal Distribution Amount             96,548,491.40
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-1" REMITTANCE AMOUNT         101,541,044.55

      Class "AF-2" Remittance Amount:
      (A) Current Interest Requirement               3,412,750.00
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-2" REMITTANCE AMOUNT           3,412,750.00

      Class "AF-3" Remittance Amount:
      (A) Current Interest Requirement               6,130,000.00
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-3" REMITTANCE AMOUNT           6,130,000.00

      Class "AF-4" Remittance Amount:
      (A) Current Interest Requirement               2,334,375.00
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-4" REMITTANCE AMOUNT           2,334,375.00

      Class "AF-5" Remittance Amount:
      (A) Current Interest Requirement               3,131,916.70
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-5" REMITTANCE AMOUNT           3,131,916.70

Class "AF-6" Remittance Amount:
      (A) Current Interest Requirement               2,318,416.70
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-6" REMITTANCE AMOUNT           2,318,416.70

      Class "AF-7" Remittance Amount:
      (A) Current Interest Requirement               2,805,250.00
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-7" REMITTANCE AMOUNT           2,805,250.00

      Class "AF-8" Remittance Amount:
      (A) Current Interest Requirement               1,561,250.00
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-8" REMITTANCE AMOUNT           1,561,250.00

      Class "AF-9" Remittance Amount:
      (A) Current Interest Requirement               1,440,000.00
      (B) Principal Distribution Amount                      0.00
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS "AF-9" REMITTANCE AMOUNT           1,440,000.00

      Pool I Remittance Amount:
      (A) Current Interest Requirement              96,548,491.40
      (B) Principal Distribution Amount                      0.00
      (C) Principal Not Distributed                          0.00
      TOTAL POOL I REMITTANCE AMOUNT               124,675,002.89

      Class "AV" Remittance Amount:
      (A) Current Interest Requirement              23,948,726.21
      (B) Principal Distribution Amount            113,072,683.67
      (C) Carry Forward Amount                               0.00
      (D) Monthly Advance for Bankruptcy                     0.00
      TOTAL CLASS AV REMITTANCE AMOUNT             137,021,409.88


      Class "AH-1" Remittance Amount:
      (A) Current Interest Requirement               2,176,713.32
      (B) Principal Distribution Amount             34,174,910.17
      TOTAL CLASS "AH-1" REMITTANCE AMOUNT          36,351,623.49

      Class "AH-2" Remittance Amount:
      (A) Current Interest Requirement                 655,391.70
      (B) Principal Distribution Amount                      0.00
      TOTAL CLASS "AH-2" REMITTANCE AMOUNT             655,391.70

      Class "AH-3" Remittance Amount:
      (A) Current Interest Requirement               1,508,089.40
      (B) Principal Distribution Amount                      0.00
      TOTAL CLASS "AH-3" REMITTANCE AMOUNT           1,508,089.40

      Class "AH-4" Remittance Amount:
      (A) Current Interest Requirement                 554,553.10
      (B) Principal Distribution Amount                      0.00
      TOTAL CLASS "AH-4" REMITTANCE AMOUNT             554,553.10


      Class "AH-5" Remittance Amount:
      (A) Current Interest Requirement               1,065,867.50
      (B) Principal Distribution Amount                      0.00
      TOTAL CLASS "AH-5" REMITTANCE AMOUNT           1,065,867.50

      Class "MH-1" Remittance Amount:
      (A) Current Interest Requirement                 710,015.60
      (B) Principal Distribution Amount                      0.00
      TOTAL CLASS "MH-1" REMITTANCE AMOUNT             710,015.60

      Class "MH-2" Remittance Amount:
      (A) Current Interest Requirement                 758,005.30
      (B) Principal Distribution Amount                      0.00
      TOTAL CLASS "MH-2" REMITTANCE AMOUNT             758,005.30

      Class "BH" Remittance Amount:
      (A) Current Interest Requirement                903,562.90
      (B) Principal Distribution Amount                     0.00
      TOTAL CLASS "BH" REMITTANCE AMOUNT              903,562.90

      POOL III Remittance Amount:
      (A) Current Interest Requirement              8,332,198.69
      (B) Principal Distribution Amount            34,174,910.17
      TOTAL POOL III REMITTANCE AMOUNT             42,507,108.86

(XIX) (A) Servicing Fee for the Related Due Period
      POOL I                                        1,014,787.28
      POOL II                                         921,405.86
      POOL III                                        293,671.56

      (B) Contingency fee for the related due period
      POOL I                                        1,014,787.28
      POOL II                                         921,405.86
      POOL III                                        293,671.56

      (C) Amount to be deposited to the expense account - TRUSTEE
      POOL I                                          188,893.88
      POOL II                                         173,812.23
      POOL III                                         53,330.19

      (D) Amount to be deposited to the insurance account - MBIA
      POOL I                                          406,878.00
      POOL II                                         410,403.00
      POOL III                                              0.00


Per Section 6.10 1998-A             MARCH          APRIL            MAY              JUNE               JULY             AUGUST

(IX) Amount of Interest
     Received:
  Pool I                          2,832,275.35   3,935,892.89   4,810,819.51       4,580,591.08     4,703,057.79       4,706,582.64
  Pool II                         2,477,090.91   3,267,227.39   4,074,418.28       4,012,637.35     4,180,651.37       4,055,869.69
  Pool III                        1,130,218.83   1,705,730.85   1,634,425.25       1,564,986.61     1,640,076.36       1,573,349.18

(XIII) Class "AF-1"
       Remittance Amount
(A) Current Interest Requirement    693,208.33    672,694.05      632,182.22         598,169.00      548,301.94          490,212.28
(B) Principal Distribution Amount 3,876,714.96  7,655,778.24    6,427,695.50       9,423,697.39   10,977,572.83       11,770,804.65
(C) Carry Forward Amount                  0.00          0.00            0.00               0.00            0.00                0.00
(D) Monthly Advance for Bankruptcy        0.00          0.00            0.00               0.00            0.00                0.00
 TOTAL CLASS "AF-1"
    REMITTANCE AMOUNT             4,569,923.29  8,328,472.29    7,059,877.72      10,021,866.39   11,525,874.77       12,261,016.93

Class "AF-2" Remittance Amount:
(A) Current Interest Requirement    341,275.00    341,275.00      341,275.00         341,275.00      341,275.00          341,275.00
(B) Principal Distribution Amount         0.00          0.00           0.00                0.00            0.00                0.00
(C) Carry Forward Amount                  0.00          0.00           0.00                0.00            0.00                0.00
(D) Monthly Advance for Bankruptcy        0.00          0.00           0.00                0.00            0.00                0.00
TOTAL CLASS "AF-2"
  REMITTANCE AMOUNT                 341,275.00    341,275.00     341,275.00          341,275.00      341,275.00          341,275.00

Class "AF-3" Remittance Amount:
(A) Current Interest Requirement    613,000.00    613,000.00     613,000.00          613,000.00      613,000.00          613,000.00
(B) Principal Distribution Amount         0.00          0.00           0.00                0.00            0.00                0.00
(C) Carry Forward Amount                  0.00          0.00           0.00                0.00            0.00                0.00
(D) Monthly Advance for Bankruptcy        0.00          0.00           0.00                0.00            0.00                0.00
TOTAL CLASS "AF-3"
   REMITTANCE AMOUNT                613,000.00    613,000.00     613,000.00          613,000.00      613,000.00          613,000.00

Class "AF-4" Remittance Amount:
(A) Current Interest Requirement    233,437.50    233,437.50     233,437.50          233,437.50      233,437.502         233,437.50
(B) Principal Distribution Amount         0.00          0.00           0.00                0.00             0.00               0.00
(C) Carry Forward Amount                  0.00          0.00           0.00                0.00             0.00               0.00
(D) Monthly Advance for Bankruptcy        0.00          0.00           0.00                0.00             0.00               0.00
TOTAL CLASS "AF-4"
   REMITTANCE AMOUNT                233,437.50    233,437.50     233,437.50          233,437.50       233,437.50         233,437.50

Class "AF-5" Remittance Amount:
(A) Current Interest Requirement    313,191.67    313,191.67    313,191.67           313,191.67       313,191.67         313,191.67
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
(C) Carry Forward Amount                  0.00         0.00          0.00                  0.00             0.00               0.00
(D) Monthly Advance for Bankruptcy        0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS "AF-5"
    REMITTANCE AMOUNT               313,191.67   313,191.67    313,191.67            313,191.67       313,191.67         313,191.67

Class "AF-6" Remittance Amount:
(A) Current Interest Requirement    231,841.67   231,841.67    231,841.67            231,841.67       231,841.67         231,841.67
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
(C) Carry Forward Amount                  0.00         0.00          0.00                  0.00             0.00               0.00
(D) Monthly Advance for Bankruptcy        0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS "AF-6"
    REMITTANCE AMOUNT               231,841.67   231,841.67    231,841.67            231,841.67       231,841.67         231,841.67

Class "AF-7" Remittance Amount:
(A) Current Interest Requirement    280,525.00   280,525.00    280,525.00            280,525.00       280,525.00         280,525.00
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
(C) Carry Forward Amount                  0.00         0.00          0.00                  0.00             0.00               0.00
(D) Monthly Advance for Bankruptcy        0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS "AF-7"
    REMITTANCE AMOUNT               280,525.00   280,525.00    280,525.00            280,525.00       280,525.00         280,525.00

Class "AF-8" Remittance Amount:
(A) Current Interest Requirement    156,125.00   156,125.00    156,125.00            156,125.00       156,125.00         156,125.00
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
(C) Carry Forward Amount                  0.00         0.00          0.00                  0.00             0.00               0.00
(D) Monthly Advance for Bankruptcy        0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS "AF-8"
    REMITTANCE AMOUNT               156,125.00   156,125.00    156,125.00            156,125.00       156,125.00         156,125.00

Class "AF-9" Remittance Amount:
(A) Current Interest Requirement    144,000.00   144,000.00    144,000.00            144,000.00       144,000.00         144,000.00
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
(C) Carry Forward Amount                  0.00         0.00          0.00                  0.00             0.00               0.00
(D) Monthly Advance for Bankruptcy        0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS "AF-9"
    REMITTANCE AMOUNT               144,000.00   144,000.00    144,000.00            144,000.00       144,000.00         144,000.00

Pool I Remittance Amount:         3,006,604.17 2,986,089.88  2,945,578.06          2,911,564.83     2,861,697.77       2,803,608.11
(A) Current Interest Requirement  3,876,714.96 7,655,778.24  6,427,695.50          9,423,697.39    10,977,572.83      11,770,804.65
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
(C) Principal Not Distributed             0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL POOL I REMITTANCE AMOUNT    6,883,319.13 10,641,868.12 9,373,273.56         12,335,262.22    13,839,270.60      14,574,412.76

Class "AV" Remittance Amount:
(A) Current Interest Requirement  2,591,479.17 2,557,732.79  2,608,999.52          2,488,535.56     2,690,630.52       2,299,845.86
(B) Principal Distribution Amount 4,100,775.37 6,763,496.80  7,025,516.32          8,747,588.97    12,447,440.12      12,807,168.20
(C) Carry Forward Amount                  0.00         0.00          0.00                  0.00             0.00               0.00
(D) Monthly Advance for Bankruptcy        0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS AV REMITTANCE AMOUNT  6,692,254.54 9,321,229.59  9,634,515.84         11,236,124.53    15,138,070.64      15,107,014.06

Class "AH-1" Remittance Amount:
(A) Current Interest Requirement    294,040.55   284,821.66    265,253.66            245,954.21       228,340.65         208,071.70
(B) Principal Distribution Amount 1,740,783.47 3,694,979.94  3,644,270.75          3,325,927.04     3,827,338.69       2,968,629.88
TOTAL CLASS "AH-1"
REMITTANCE AMOUNT                 2,034,824.02 3,979,801.60  3,909,524.41          3,571,881.25     4,055,679.34       3,176,701.58

Class "AH-2" Remittance Amount:
(A) Current Interest Requirement     65,539.17    65,539.17     65,539.17             65,539.17        65,539.17          65,539.17
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS "AH-2"
    REMITTANCE AMOUNT                65,539.17    65,539.17     65,539.17             65,539.17        65,539.17          65,539.17

Class "AH-3" Remittance Amount:
(A) Current Interest Requirement    150,808.94   150,808.94    150,808.94            150,808.94       150,808.94         150,808.94
(B) Principal Distribution Amount         0.00         0.00          0.00                  0.00             0.00               0.00
TOTAL CLASS "AH-3"
    REMITTANCE AMOUNT               150,808.94   150,808.94    150,808.94            150,808.94       150,808.94         150,808.94

Class "AH-4" Remittance Amount:
(A) Current Interest Requirement     55,455.31    55,455.31    55,455.31             55,455.31        55,455.31           55,455.31
(B) Principal Distribution Amount         0.00         0.00         0.00                  0.00             0.00                0.00
TOTAL CLASS "AH-4"
    REMITTANCE AMOUNT                55,455.31    55,455.31    55,455.31             55,455.31        55,455.31           55,455.31

Class "AH-5" Remittance Amount:
(A) Current Interest Requirement    106,586.75   106,586.75   106,586.75            106,586.75       106,586.75          106,586.75
(B) Principal Distribution Amount         0.00         0.00         0.00                  0.00             0.00                0.00
TOTAL CLASS "AH-5"
    REMITTANCE AMOUNT               106,586.75   106,586.75   106,586.75            106,586.75       106,586.75          106,586.75

Class "MH-1" Remittance Amount:
(A) Current Interest Requirement     71,001.56    71,001.56    71,001.56             71,001.56        71,001.56           71,001.56
(B) Principal Distribution Amount         0.00         0.00         0.00                  0.00             0.00                0.00
TOTAL CLASS "MH-1"
    REMITTANCE AMOUNT                71,001.56    71,001.56    71,001.56             71,001.56        71,001.56           71,001.56

Class "MH-2" Remittance Amount:
(A) Current Interest Requirement     75,800.53    75,800.53    75,800.53             75,800.53        75,800.53           75,800.53
(B) Principal Distribution Amount         0.00         0.00         0.00                  0.00             0.00                0.00
TOTAL CLASS "MH-2"
    REMITTANCE AMOUNT                75,800.53    75,800.53    75,800.53             75,800.53        75,800.53           75,800.53

Class "BH" Remittance Amount:
(A) Current Interest Requirement     90,356.29    90,356.29    90,356.29             90,356.29         90,356.29          90,356.29
(B) Principal Distribution Amount         0.00         0.00         0.00                  0.00              0.00               0.00
TOTAL CLASS "BH" REMITTANCE AMOUNT   90,356.29    90,356.29    90,356.29             90,356.29         90,356.29          90,356.29

POOL III Remittance Amount:
(A) Current Interest Requirement    909,589.09   900,370.19   880,802.19            861,502.74        843,889.19         823,620.24
(B) Principal Distribution Amount 1,740,783.47 3,694,979.94 3,644,270.75          3,325,927.04      3,827,338.69       2,968,629.88
TOTAL POOL III REMITTANCE AMOUNT  2,650,372.56 4,595,350.13 4,525,072.94          4,187,429.78      4,671,227.88       3,792,250.12

(XIX) (A)  Servicing Fee for the
   Related Due Period
  POOL I                             66,288.57    92,038.24     113,042.70          107,116.37        110,550.98         110,592.09
  POOL II                            60,661.88    80,786.00     101,379.13           99,590.23        103,679.4          100,263.68
  POOL III                           21,859.54    33,139.62      31,612.60           30,278.65         31,667.44          30,475.94

(B) Contingency fee for the
   related due period
  POOL I                             66,288.57    92,038.24     113,042.70          107,116.37        110,550.98         110,592.09
  POOL II                            60,661.88    80,786.00     101,379.13           99,590.23        103,679.41         100,263.68
  POOL III                           21,859.54    33,139.62      31,612.60           30,278.65         31,667.44          30,475.94

(C) Amount to be deposited to
    the expense account - TRUSTEE
  POOL I                             20,187.50    20,050.20      19,779.06           19,551.41         19,217.65          18,828.86
  POOL II                            18,770.83    18,625.60      18,386.06           18,137.24         17,827.43          17,386.58
  POOL III                            5,843.75     5,782.10       5,651.23            5,522.17          5,404.37           5,268.82

(D) Amount to be deposited to
   the insurance account - MBIA
  POOL I                                  0.00    48,356.00       47,702.00          47,153.00         46,348.00          45,411.00
  POOL II                                 0.00    49,303.00       48,669.00          48,010.00         47,190.00          46,023.00
  POOL III                                0.00         0.00            0.00               0.00              0.00               0.00

Per Section 6.10          1998-A             SEPTEMBER        OCTOBER         NOVEMBER        DECEMBER

(IX) Amount of Interest
     Received:
  Pool I                                     4,385,454.66     4,618,049.07   4,295,022.24    4,339,302.53
  Pool II                                    3,880,069.96     3,928,244.79   3,631,999.73    3,727,122.11
  Pool III                                   1,544,102.17     1,529,987.48   1,423,064.24    1,431,316.20

(XIII) Class "AF-1"
       Remittance Amount

(A) Current Interest Requirement               427,925.11         390918.51   309,043.752     249,897.96
(B) Principal Distribution Amount           10,772,899.40     11,692,867.85 11,177,158.74  12,773,301.84
(C) Carry Forward Amount                             0.00             0.00           0.00           0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00           0.00
 TOTAL CLASS "AF-1" REMITTANCE AMOUNT       11,200,824.51    12,063,786.36  11,486,202.49   13,023,199.80

Class "AF-2" Remittance Amount:
(A) Current Interest Requirement               341,275.00       341,275.00     341,275.00      341,275.00
(B) Principal Distribution Amount                    0.00             0.00           0.00            0.00
(C) Carry Forward Amount                             0.00             0.00           0.00            0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00            0.00
TOTAL CLASS "AF-2" REMITTANCE AMOUNT           341,275.00       341,275.00     341,275.00      341,275.00

Class "AF-3" Remittance Amount:
(A) Current Interest Requirement               613,000.00       613,000.00     613,000.00      613,000.00
(B) Principal Distribution Amount                    0.00             0.00           0.00            0.00
(C) Carry Forward Amount                             0.00             0.00           0.00            0.00
(D) Monthly Advance for Bankruptcy
TOTAL CLASS "AF-3" REMITTANCE AMOUNT           613,000.00       613,000.00     613,000.00      613,000.00

Class "AF-4"
Remittance Amount:
(A) Current Interest Requirement               233,437.50       233,437.50     233,437.50     233,437.502
(B) Principal Distribution Amount                    0.00             0.00           0.00            0.00
(C) Carry Forward Amount                             0.00             0.00           0.00            0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00            0.00
TOTAL CLASS "AF-4" REMITTANCE AMOUNT           233,437.50       233,437.50     233,437.50      233,437.50

Class "AF-5" Remittance Amount:
(A) Current Interest Requirement               313,191.67       313,191.67     313,191.67      313,191.67
(B) Principal Distribution Amount                    0.00             0.00           0.00            0.00
(C) Carry Forward Amount                             0.00             0.00           0.00            0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00            0.00
TOTAL CLASS "AF-5" REMITTANCE AMOUNT           313,191.67       313,191.67     313,191.67       313,191.67

Class "AF-6" Remittance Amount:
(A) Current Interest Requirement               231,841.67       231,841.67     231,841.67       231,841.67
(B) Principal Distribution Amount                    0.00             0.00           0.00             0.00
(C) Carry Forward Amount                             0.00             0.00           0.00             0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00             0.00
TOTAL CLASS "AF-6" REMITTANCE AMOUNT           231,841.67       231,841.67     231,841.67       231,841.67

Class "AF-7" Remittance Amount:
(A) Current Interest Requirement               280,525.00       280,525.00     280,525.00       280,525.00
(B) Principal Distribution Amount                    0.00             0.00           0.00             0.00
(C) Carry Forward Amount                             0.00             0.00           0.00             0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00             0.00
TOTAL CLASS "AF-7" REMITTANCE AMOUNT           280,525.00       280,525.00     280,525.00       280,525.00

Class "AF-8" Remittance Amount:
(A) Current Interest Requirement               156,125.00       156,125.00     156,125.00        156,125.00
(B) Principal Distribution Amount                    0.00             0.00           0.00              0.00
(C) Carry Forward Amount                             0.00             0.00           0.00              0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00              0.00
TOTAL CLASS "AF-8" REMITTANCE AMOUNT           156,125.00       156,125.00     156,125.00        156,125.00

Class "AF-9" Remittance Amount:
(A) Current Interest Requirement               144,000.00       144,000.00     144,000.00        144,000.00
(B) Principal Distribution Amount                    0.00             0.00           0.00              0.00
(C) Carry Forward Amount                             0.00             0.00           0.00              0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00              0.00
TOTAL CLASS "AF-9" REMITTANCE AMOUNT           144,000.00       144,000.00     144,000.00        144,000.00

Pool I Remittance Amount:                    2,741,320.94     2,684,314.35   2,622,439.59      2,563,293.79
(A) Current Interest Requireme              10,772,899.40    11,692,867.85  11,177,158.74     12,773,301.84
(B) Principal Distribution Amo                       0.00             0.00           0.00              0.00
(C) Principal Not Distributed                        0.00             0.00           0.00              0.00
TOTAL POOL I REMITTANCE AMOUNT              13,514,220.34    14,377,182.20  13,799,598.33     15,336,595.63

Class "AV" Remittance Amount:
(A) Current Interest Requirement             2,296,846.84     2,303,195.98   1,973,070.63      2,138,389.34
(B) Principal Distribution Amount           14,052,544.85    14,868,892.72  14,320,296.93     17,938,963.39
(C) Carry Forward Amount                             0.00             0.00           0.00              0.00
(D) Monthly Advance for Bankruptcy                   0.00             0.00           0.00              0.00
TOTAL CLASS AV REMITTANCE AMOUNT            16,349,391.69    17,172,088.70  16,293,367.56     20,077,352.73

Class "AH-1" Remittance Amount:
(A) Current Interest Requirement               192,350.33       171,160.68     152,564.40        134,155.48
(B) Principal Distribution Amount            4,001,193.89     3,511,491.46   3,476,114.76      3,984,180.29
TOTAL CLASS "AH-1" REMITTANCE AMOUNT         4,193,544.22     3,682,652.14   3,628,679.16      4,118,335.77

Class "AH-2" Remittance Amount:
(A) Current Interest Requirement                65,539.17        65,539.17      65,539.17         65,539.17
(B) Principal Distribution Amount                    0.00             0.00           0.00              0.00
TOTAL CLASS "AH-2" REMITTANCE AMOUNT            65,539.17        65,539.17      65,539.17         65,539.17

Class "AH-3" Remittance Amount:
(A) Current Interest Requirement               150,808.94      150,808.94      150,808.94        150,808.94
(B) Principal Distribution Amount                    0.00            0.00            0.00              0.00
TOTAL CLASS "AH-3" REMITTANCE AMOUNT           150,808.94      150,808.94      150,808.94        150,808.94

Class "AH-4" Remittance Amount:
(A) Current Interest Requirement                55,455.31       55,455.31       55,455.31          55,455.31
(B) Principal Distribution Amount                    0.00            0.00            0.00               0.00
TOTAL CLASS "AH-4" REMITTANCE AMOUNT            55,455.31       55,455.31       55,455.31          55,455.31

Class "AH-5" Remittance Amount:
(A) Current Interest Requirement               106,586.75      106,586.75      106,586.75         106,586.75
(B) Principal Distribution Amount                    0.00            0.00            0.00               0.00
TOTAL CLASS "AH-5" REMITTANCE AMOUNT           106,586.75      106,586.75      106,586.75         106,586.75

Class "MH-1" Remittance Amount:
(A) Current Interest Requirement                71,001.56       71,001.56       71,001.56          71,001.56
(B) Principal Distribution Amount                    0.00            0.00            0.00               0.00
TOTAL CLASS "MH-1" REMITTANCE AMOUNT            71,001.56       71,001.56       71,001.56          71,001.56

Class "MH-2" Remittance Amount:
(A) Current Interest Requirement                75,800.53       75,800.53       75,800.53          75,800.53
(B) Principal Distribution Amount                    0.00            0.00            0.00               0.00
TOTAL CLASS "MH-2" REMITTANCE AMOUNT
                                                75,800.53       75,800.53       75,800.53          75,800.53
Class "BH" Remittance Amount:
(A) Current Interest Requirement                90,356.29       90,356.29       90,356.29          90,356.29
(B) Principal Distribution Amount                    0.00            0.00            0.00               0.00
TOTAL CLASS "BH" REMITTANCE AMOUNT              90,356.29       90,356.29       90,356.29          90,356.29

POOL III Remittance Amount:
(A) Current Interest Requirement               807,898.87      786,709.22      768,112.94         749,704.02
(B) Principal Distribution Amount            4,001,193.89    3,511,491.46    3,476,114.76       3,984,180.29
TOTAL POOL III REMITTANCE AMOUNT             4,809,092.76    4,298,200.68    4,244,227.70       4,733,884.31

(XIX) (A)  Servicing Fee for the
  Related Due Period
  POOL I                                      103,100.82      108,552.76       101,190.12         102,314.63
  POOL II                                      96,091.57       96,901.86        89,786.77          92,265.33
  POOL III                                     29,818.91       29,628.75        27,528.08          27,662.03

(B) Contingency fee for the
  Related due period
  POOL I                                      103,100.82      108,552.76       101,190.12         102,314.63
  POOL II                                      96,091.57       96,901.86        89,786.77          92,265.33
  POOL III                                     29,818.91       29,628.75        27,528.08          27,662.03

(C) Amount to be deposited to
   the expense account - TRUSTEE
  POOL I                                       18,411.98       18,030.44        17,616.32          17,220.46
  POOL II                                      16,932.99       16,435.30        15,908.69          15,401.51
  POOL III                                      5,163.68        5,021.97         4,897.61           4,774.49

(D) Amount to be deposited to
    the insurance account -MBIA
  POOL I                                       44,405.00       43,485.00        42,486.00          41,532.00
  POOL II                                      44,823.00       43,505.00        42,111.00          40,769.00
  POOL III                                          0.00            0.00             0.00               0.00



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer