Form 10-K, Exhibit 13
period 2001-12-31
TMS MORTGAGE INC
filed 2002-03-29
CIK 906561

[FIRST UNION LOGO]

                         HOMEQ RESIDENTIAL TRUST 2001-I
                         HOMEQ ASSET BACKED CERTIFICATES
                   2001 ANNUAL STATEMENT TO CERTIFICATEHOLDER



====================================================================================================================
                                                  ORIGINAL                    BEGINNING
                                                 CERTIFICATE                 CERTIFICATE
      CLASS               CUSIP                    BALANCE                     BALANCE                 INTEREST
--------------------------------------------------------------------------------------------------------------------
       AH-1             437309AA5              395,619,000.00              395,619,000.00           11,289,710.25
Factors per Thousand                                                                                  28.53682520
--------------------------------------------------------------------------------------------------------------------
       AH-2             437309AB3               98,527,000.00               98,527,000.00            4,348,735.47
Factors per Thousand                                                                                  44.13750008
--------------------------------------------------------------------------------------------------------------------
       AH-3             437309AC1               7,613,000.00                7,613,000.00              394,829.19
Factors per Thousand                                                                                  51.86249704
--------------------------------------------------------------------------------------------------------------------
       AH-4             437309AD9               24,621,000.00               24,621,000.00            1,404,320.31
Factors per Thousand                                                                                  57.03750091
--------------------------------------------------------------------------------------------------------------------
       MH-1             437309AE7               74,891,000.00               74,891,000.00            4,403,590.83
Factors per Thousand                                                                                  58.80000040
--------------------------------------------------------------------------------------------------------------------
       MH-2             437309AF4               57,345,000.00               57,345,000.00            3,681,549.00
Factors per Thousand                                                                                  64.20000000
--------------------------------------------------------------------------------------------------------------------
       BH-1             437309AG2               54,349,000.00               54,349,000.00            4,088,403.54
Factors per Thousand                                                                                  75.22500028
--------------------------------------------------------------------------------------------------------------------
       BH-2             43730PAM3               82,166,000.00               82,166,000.00            6,470,572.50
Factors per Thousand                                                                                  78.75000000
--------------------------------------------------------------------------------------------------------------------
      POOL I                                   795,131,000.00              795,131,000.00           36,081,711.09
      Totals                                                                                         45.37832268
--------------------------------------------------------------------------------------------------------------------




====================================================================================================================


===================================================================================================================
                                                                                               ENDING
                                                                TOTAL                       CERTIFICATE
      CLASS                        PRINCIPAL                 DISTRIBUTION                     BALANCE
-------------------------------------------------------------------------------------------------------------------
       AH-1                     244,072,343.82              255,362,054.07                 151,546,656.18
Factors per Thousand              616.93787159                645.47469679                   383.06212841
-------------------------------------------------------------------------------------------------------------------
       AH-2                          0.00                    4,348,735.47                  98,527,000.00
Factors per Thousand               0.00000000                 44.13750008                   1000.00000000
-------------------------------------------------------------------------------------------------------------------
       AH-3                          0.00                     394,829.19                    7,613,000.00
Factors per Thousand               0.00000000                 51.86249704                   1,000.00000000
-------------------------------------------------------------------------------------------------------------------
       AH-4                          0.00                    1,404,320.31                  24,621,000.00
Factors per Thousand               0.00000000                 57.03750091                   1,000.00000000
-------------------------------------------------------------------------------------------------------------------
       MH-1                          0.00                    4,403,590.83                  74,891,000.00
Factors per Thousand               0.00000000                 58.80000040                   1000.00000000
-------------------------------------------------------------------------------------------------------------------
       MH-2                          0.00                    3,681,549.00                  57,345,000.00
Factors per Thousand               0.00000000                 64.20000000                   1000.00000000
-------------------------------------------------------------------------------------------------------------------
       BH-1                          0.00                    4,088,403.54                  54,349,000.00
Factors per Thousand               0.00000000                 75.22500028                   1,000.00000000
-------------------------------------------------------------------------------------------------------------------
       BH-2                          0.00                    6,470,572.50                  82,166,000.00
Factors per Thousand               0.00000000                 78.75000000                   1,000.00000000
-------------------------------------------------------------------------------------------------------------------
      POOL I                    244,072,343.82              280,154,054.91                 551,058,656.18
      Totals                     306.95865690                352.33697958                   693.04134310
-------------------------------------------------------------------------------------------------------------------




===================================================================================================================


WELLS FARGO BANK MINNESOTA, N. A.
SECURITIES ADMINISTRATION SERVICES                    CUSTOMER SERVICE - CTSLINK
7485 NEW HORIZON WAY                                     TELEPHONE: 301-815-6600
FREDERICK, MD 21703                                            FAX: 301-846-8152

[FIRST UNION LOGO]

                         HOMEQ RESIDENTIAL TRUST 2001-I
                         HOMEQ ASSET BACKED CERTIFICATES
                   2001 ANNUAL STATEMENT TO CERTIFICATEHOLDER

======================================================================================================================
                                                     ORIGINAL                    BEGINNING
                                                    CERTIFICATE                 CERTIFICATE
       CLASS                 CUSIP                    BALANCE                     BALANCE                 INTEREST
----------------------------------------------------------------------------------------------------------------------

        AL-1               437309AH0              382,034,000.00              382,034,000.00           11,784,094.54
Factors per Thousand                                                                                    30.84566960
----------------------------------------------------------------------------------------------------------------------

        AL-2               437309AJ6               99,091,000.00               99,091,000.00            4,421,935.89
Factors per Thousand                                                                                    44.62500015
----------------------------------------------------------------------------------------------------------------------
        AL-3               437309AK3               10,260,000.00               10,260,000.00             545,575.50
Factors per Thousand                                                                                    53.17500000
----------------------------------------------------------------------------------------------------------------------
        AL-4               437309AL1               28,721,000.00               28,721,000.00            1,639,251.09
Factors per Thousand                                                                                    57.07500052
----------------------------------------------------------------------------------------------------------------------
        ML-1               437309AM9               77,890,000.00               77,890,000.00            4,696,767.00
Factors per Thousand                                                                                    60.30000000
----------------------------------------------------------------------------------------------------------------------
        ML-2               437309AN7               57,789,000.00               57,789,000.00            3,738,225.96
Factors per Thousand                                                                                    64.68750039
----------------------------------------------------------------------------------------------------------------------
        BL-1               437309AP2               55,695,000.00               55,695,000.00            4,273,198.92
Factors per Thousand                                                                                    76.72500081
----------------------------------------------------------------------------------------------------------------------
        BL-2               43730PAN1               82,496,000.00               82,496,000.00            6,496,560.00
Factors per Thousand                                                                                    78.75000000
----------------------------------------------------------------------------------------------------------------------
      POOL II                                     793,976,000.00              793,976,000.00           37,595,608.90
       Totals                                                                                           47.35106464
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
         X                                        104,326,941.43              104,326,941.43                0.00
----------------------------------------------------------------------------------------------------------------------
         R                                             0.00                        0.00                     0.00
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
       TOTALS                                    1,589,107,000.00            1,589,107,000.00          73,677,319.99
======================================================================================================================

================================================================================================================
                                                                                             ENDING
                                                                 TOTAL                     CERTIFICATE
       CLASS                        PRINCIPAL                DISTRIBUTION                    BALANCE
----------------------------------------------------------------------------------------------------------------

        AL-1                     194,083,170.37             205,867,264.91               187,950,829.63
Factors per Thousand              508.02590966               538.87157926                 491.97409034
----------------------------------------------------------------------------------------------------------------

        AL-2                          0.00                   4,421,935.89                 99,091,000.00
Factors per Thousand               0.00000000                 44.62500015                 1000.00000000
----------------------------------------------------------------------------------------------------------------
        AL-3                          0.00                    545,575.50                  10,260,000.00
Factors per Thousand               0.00000000                 53.17500000                 1000.00000000
----------------------------------------------------------------------------------------------------------------
        AL-4                          0.00                   1,639,251.09                 28,721,000.00
Factors per Thousand               0.00000000                 57.07500052                 1000.00000000
----------------------------------------------------------------------------------------------------------------
        ML-1                          0.00                   4,696,767.00                 77,890,000.00
Factors per Thousand               0.00000000                 60.30000000                 1000.00000000
----------------------------------------------------------------------------------------------------------------
        ML-2                          0.00                   3,738,225.96                 57,789,000.00
Factors per Thousand               0.00000000                 64.68750039                 1000.00000000
----------------------------------------------------------------------------------------------------------------
        BL-1                          0.00                   4,273,198.92                 55,695,000.00
Factors per Thousand               0.00000000                 76.72500081                 1000.00000000
----------------------------------------------------------------------------------------------------------------
        BL-2                          0.00                   6,496,560.00                 82,496,000.00
Factors per Thousand               0.00000000                 78.75000000                 1000.00000000
----------------------------------------------------------------------------------------------------------------
      POOL II                    194,083,170.37             231,678,779.27               599,892,829.63
       Totals                     244.44463103               291.79569568                 755.55536897
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
         X                            0.01                       0.01                    104,326,941.42
----------------------------------------------------------------------------------------------------------------
         R                            0.00                       0.00                         0.00
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
       TOTALS                    438,155,514.20             511,832,834.19              1,150,951,485.81
================================================================================================================


WELLS FARGO BANK MINNESOTA, N. A.
SECURITIES ADMINISTRATION SERVICES                   CUSTOMER SERVICE - CTSLINK
7485 NEW HORIZON WAY                                    TELEPHONE: 301-815-6600
FREDERICK, MD 21703                                           FAX: 301-846-8152

[FIRST UNION LOGO]
                         HOMEQ RESIDENTIAL TRUST 2001-I
                         HOMEQ ASSET BACKED CERTIFICATES
                   2001 ANNUAL STATEMENT TO CERTIFICATEHOLDER

====================================================================================================================================
           Pool 1 Aggregate Amount Received   280,933,771.05             Custodian Fee
           Pool 2 Aggregate Amount Received   231,108,042.85                                                Pool 1        56,843.13
                                                                                                            Pool 2        57,228.96

                                                                         Expense Account
                                                                                                            Pool 1       105,159.79
                                                                                                            Pool 2       105,873.58

                                                                         FHA Premium Account
                                                                                                            Pool 1       399,986.48
                                                                                                            Pool 2       145,070.53

                                                                         Servicer Fee
                                                                                                            Pool 1     4,127,548.23
                                                                                                            Pool 2     4,126,269.27

                                                                         Trust Administrator Fee
                                                                                                            Pool 1        34,105.88
                                                                                                            Pool 2        34,337.38

                                                                         Trustee Fee
                                                                                                            Pool 1        14,210.78
                                                                                                            Pool 2        14,307.24






====================================================================================================================================

WELLS FARGO BANK MINNESOTA, N. A.
SECURITIES ADMINISTRATION SERVICES                    CUSTOMER SERVICE - CTSLINK
7485 NEW HORIZON WAY                                     TELEPHONE: 301-815-6600
FREDERICK, MD 21703                                            FAX: 301-846-8152