Form 10-K, Exhibit 13
period 2002-12-31
TMS MORTGAGE INC
filed 2003-03-31
CIK 906561

HomEq Residential Trust 2001-I HomEq Asset Backed Certificates 2002 Annual Statement To Certificateholder

		Original	Beginning
		Certificate	Certificate
Class	Cusip	Balance	Balance	Interest

AH-1	437309AA5	395,619,000.00	151,546,656.18	2,532,427.35
Factors per Thousand				6.40117727
AH-2	437309AB3	98,527,000.00	98,527,000.00	4,944,108.18
Factors per Thousand				50.18023669
AH-3	437309AC1	7,613,000.00	7,613,000.00	526,438.92
Factors per Thousand				69.14999606
AH-4	437309AD9	24,621,000.00	24,621,000.00	1,872,427.08
Factors per Thousand				76.05000122
MH-1	437309AE7	74,891,000.00	74,891,000.00	5,871,454.44
Factors per Thousand				78.40000053
MH-2	437309AF4	57,345,000.00	57,345,000.00	4,908,732.00
Factors per Thousand				85.60000000
BH-1	437309AG2	54,349,000.00	54,349,000.00	5,451,204.72
Factors per Thousand				100.30000037
BH-2	43730PAM3	82,166,000.00	82,166,000.00	8,627,430.00
Factors per Thousand				105.00000000
Pool I		795,131,000.00	551,058,656.18	34,734,222.69
Totals				43.68364796

Class	Principal	Total Distribution	Ending Certificate Balance
AH-1	151,546,656.18	154,079,083.53	0.00
Factors per Thousand	383.06212841	389.46330568	0.00000000
AH-2	89,200,511.86	94,144,620.04	9,326,488.14
Factors per Thousand	905.34078841	955.52102510	94.65921159
AH-3	0.00	526,438.92	7,613,000.00
Factors per Thousand	0.00000000	69.14999606	1,000.00000000
AH-4	0.00	1,872,427.08	24,621,000.00
Factors per Thousand	0.00000000	76.05000122	1,000.00000000
MH-1	0.00	5,871,454.44	74,891,000.00
Factors per Thousand	0.00000000	78.40000053	1000.00000000
MH-2	0.00	4,908,732.00	57,345,000.00
Factors per Thousand	0.00000000	85.60000000	1000.00000000
BH-1	0.00	5,451,204.72	54,349,000.00
Factors per Thousand	0.00000000	100.30000037	1,000.00000000
BH-2	0.00	8,627,430.00	82,166,000.00
Factors per Thousand	0.00000000	105.00000000	1,000.00000000
Pool I	240,747,168.04	275,481,390.73	310,311,488.14
Totals	302.77673495	346.46038292	390.26460815

HomEq Residential Trust 2001-I HomEq Asset Backed Certificates 2002 Annual Statement To Certificateholder

		Original	Beginning
		Certificate	Certificate
Class	Cusip	Balance	Balance	Interest

AL-1	437309AH0	382,034,000.00	187,950,829.63	4,741,467.70
Factors per Thousand				12.41111446
AL-2	437309AJ6	99,091,000.00	99,091,000.00	5,870,775.35
Factors per Thousand				59.24630239
AL-3	437309AK3	10,260,000.00	10,260,000.00	727,434.00
Factors per Thousand				70.90000000
AL-4	437309AL1	28,721,000.00	28,721,000.00	2,185,668.12
Factors per Thousand				76.10000070
ML-1	437309AM9	77,890,000.00	77,890,000.00	6,262,356.00
Factors per Thousand				80.40000000
ML-2	437309AN7	57,789,000.00	57,789,000.00	4,984,301.28
Factors per Thousand				86.25000052
BL-1	437309AP2	55,695,000.00	55,695,000.00	5,697,598.56
Factors per Thousand				102.30000108
BL-2	43730PAN1	82,496,000.00	82,496,000.00	8,662,080.00
Factors per Thousand				105.00000000
Pool II		793,976,000.00	599,892,829.63	39,131,681.01
Totals				49.28572275
X		104,326,941.43	104,326,941.42	0.00
R		0.00	0.00	0.00
Totals		1,589,107,000.00	1,150,951,485.81	73,865,903.70

Class	Principal	Total Distribution	Ending Certificate Balance

AL-1	187,950,829.63	192,692,297.33	0.00
Factors per Thousand	491.97409034	504.38520480	0.00000000
AL-2	21,280,908.57	27,151,683.92	77,810,091.43
Factors per Thousand	214.76126560	274.00756799	785.23873440
AL-3	0.00	727,434.00	10,260,000.00
Factors per Thousand	0.00000000	70.90000000	1000.00000000
AL-4	0.00	2,185,668.12	28,721,000.00
Factors per Thousand	0.00000000	76.10000070	1000.00000000
ML-1	0.00	6,262,356.00	77,890,000.00
Factors per Thousand	0.00000000	80.40000000	1000.00000000
ML-2	0.00	4,984,301.28	57,789,000.00
Factors per Thousand	0.00000000	86.25000052	1000.00000000
BL-1	0.00	5,697,598.56	55,695,000.00
Factors per Thousand	0.00000000	102.30000108	1000.00000000
BL-2	0.00	8,662,080.00	82,496,000.00
Factors per Thousand	0.00000000	105.00000000	1000.00000000
Pool II	209,231,738.20	248,363,419.21	390,661,091.43
Totals	263.52400853	312.80973129	492.03136043
X	0.01	0.01	104,326,941.41
R	0.00	0.00	0.00
Totals	449,978,906.25	523,844,809.95	700,972,579.57

HomEq Residential Trust 2001-I HomEq Asset Backed Certificates 2002 Annual Statement To Certificateholder

Pool 1 Aggregate Amount Received	281,390,552.30	Custodian Fee
Pool 2 Aggregate Amount Received	253,538,646.34		Pool 1	51,018.43
			Pool 2	54,836.07
		Expense Account
			Pool 1	94,384.09
			Pool 2	101,446.72
		FHA Premium Account
			Pool 1	328,885.68
			Pool 2	130,106.67
		Servicer Fee
			Pool 1	3,735,309.56
			Pool 2	3,993,443.80
		Trust Administrator Fee
			Pool 1	30,611.06
			Pool 2	32,901.64
		Trustee Fee
			Pool 1	12,754.61
			Pool 2	13,709.02